                                                                     EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-8 Registration Statements (File No. 333-19329, File No. 33-72152, and File No. 33-72154).



                                             ARTHUR ANDERSEN LLP






Chattanooga, Tennessee
December 23, 1997